UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:  September 11, 2017

BYLOG GROUP CORP.

 (Exact name of registrant as specified in its charter)

Nevada	333-211808	37-1791003
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84/1 Bilang, Hutan #402, Liaoning Province,

Dalian City, District ZhongShan 116013, China

 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (775) 430-5510

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.06 - Change in Shell Company Status.

We have determined that we are not now a shell company and at no time previously have we been a shell company, as that term is defined in regulations promulgated under the Securities Act of 1933 and the Securities Exchange Act of 1934, notwithstanding disclosures to the contrary in our registration statement on Form S-1.  We now believe that we should have contested or resisted the suggestion that such disclosure was either appropriate or required.  In making this determination, we are relying on the opinion of Jackson L. Morris, Esq., Attorney at Law, Tampa, Florida.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Opinion of Jackson L. Morris, Esq.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BYLOG GROUP CORP.	BYLOG GROUP CORP.
Dated: September 11, 2017	By:/s/Dmitrii Iaroshenko
Dmitrii Iaroshenko, President and Chief Executive Officer and Chief Financial Officer